EX-99.23(g)(9)

                                  AMENDMENT TO
                  AMENDED AND RESTATED MUTUAL FUND CUSTODY AND
                               SERVICES AGREEMENT

     This Amendment dated the 4th day of October, 2004, to the Amended and Restated Mutual Fund Custody and Services Agreement effective as of May 1, 2001, (the "Agreement") by and between JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC and JNLNY Variable Fund I LLC (each individually the "Fund") and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company) (the "Custodian").

     WHEREAS, the Fund and the Custodian have entered into the Agreement;

     WHEREAS, pursuant to Article IV, Section 9(d) of the Agreement, the Fund and the Custodian wish to amend the Agreement to reflect the addition of funds to the JNL Variable Fund LLC and the JNLNY Variable Fund I LLC.

     NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

     1. To delete Appendix E of the Agreement in its entirety and substitute it with the Appendix E attached hereto.

     2. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     3. The Fund and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Fund or Custodian to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

                                    JNL VARIABLE FUND LLC
                                    JNL VARIABLE FUND III LLC
                                    JNL VARIABLE FUND V LLC
                                    JNLNY VARIABLE FUND I LLC


                                    By: _______________________________
                                    Name: __ROBERT A. FRITTS______________
                                    Title: ___PRESIDENT___________________

                                    MELLON TRUST OF NEW ENGLAND, N.A.


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ______________________________


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                                   APPENDIX E

                                  LIST OF FUNDS
                             (as of October 4, 2004)


                              JNL VARIABLE FUND LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund
                JNL/Mellon Capital Management The S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                      JNL/Mellon Capital Management 25 Fund
               JNL/Mellon Capital Management Select Small-Cap Fund
                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund
                     JNL/Mellon Capital Management VIP Fund
               JNL/Mellon Capital Management Value Line(R) 25 Fund
                    JNL/Mellon Capital Management JNL 5 Fund
            JNL/Mellon Capital Management Communications Sector Fund
            JNL/Mellon Capital Management Consumer Brands Sector Fund
                JNL/Mellon Capital Management Energy Sector Fund
               JNL/Mellon Capital Management Financial Sector Fund
       JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund
              JNL/Mellon Capital Management Technology Sector Fund

                            JNL VARIABLE FUND III LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund

                             JNL VARIABLE FUND V LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund

                            JNLNY VARIABLE FUND I LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund
                JNL/Mellon Capital Management The S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                      JNL/Mellon Capital Management 25 Fund
               JNL/Mellon Capital Management Select Small-Cap Fund
                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund
               JNL/Mellon Capital Management Value Line(R) 25 Fund